UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2020

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on October 15, 2018 (the “Petition Date”), Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), on April 17, 2019, the Debtors filed a proposed Joint Chapter 11 Plan with the Bankruptcy Court, on May 16, 2019, the Debtors filed an amended proposed Joint Chapter 11 Plan with the Bankruptcy Court, and on June 28, 2019, the Debtors filed a Second Amended Joint Chapter 11 Plan with the Bankruptcy Court. On September 13, 2019, the Debtors filed a Modified Second Amended Joint Chapter 11 Plan with the Bankruptcy Court. On October 1, 2019, the Debtors filed a Revised Modified Second Amended Joint Chapter 11 Plan (the “Plan”) with the Bankruptcy Court. On October 15, 2019, the Bankruptcy Court entered an order, Docket No. 5370, confirming the Plan.

The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.” Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Current Report on Form 8-K (this “Form 8-K”) and shall not be deemed incorporated by reference in this Form 8-K.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2019, on January 17, 2019, the Company and certain of its subsidiaries (together, the “Sellers”) entered into an Asset Purchase Agreement (as amended, the “APA”) with Transform Holdco LLC (“Transform”), an affiliate of ESL Investments, Inc. (“ESL”), a significant creditor and shareholder of the Company, pursuant to which Transform agreed to acquire from the Company substantially all of the go-forward retail footprint and other assets and component businesses of the Company as a going concern (the “Going Concern Transaction”). On February 8, 2019, the Bankruptcy Court entered an order authorizing and approving the Going Concern Transaction pursuant to the Purchase Agreement (the “Sale Order”) and the Going Concern Transaction was completed on February 11, 2019 pursuant to and in accordance with the APA and approved by the Sale Order (the “Closing”).

Since the Closing, there have been numerous APA-related disputes between Transform and the Company. On January 28, 2020, the Bankruptcy Court entered an order, Docket No. 6413 (the “Settlement Order”), approving that certain Settlement Agreement, by and among the Company, Transform and other Debtor parties thereto, dated January 10, 2020 (the “Settlement Agreement”), which reflects the settlement of all outstanding APA-related disputes between Transform and the Debtors. Pursuant to the Settlement Agreement, (i) the Debtors will retain over $45 million of funds previously received pursuant to various Bankruptcy Court rulings and interim settlements, and (ii) approximately $160 million in liabilities assumed under the APA will remain assumed by Transform, including certain accounts payable and 503(b)(9) obligations that are cure costs under the APA. Additionally, the Debtors will receive approximately $18.3 million in additional payments, including approximately $13 million in cash from Transform and the release of approximately $5.3 million in utility deposits. Transform and the Debtors also agreed to transfer to the other party any future tax refunds, rebates or credits that belong to the other party under the APA and to regularly reconcile and share information with respect to such disbursements.

The Settlement Agreement incorporates and ratifies all interim settlements between and among the Company and Transform relating to the various APA-related disputes and all previous payments made as a result of the Bankruptcy Court’s prior rulings and interim settlements. Additionally, the parties agreed that there would be no further litigation, including appeals, associated with the outstanding APA-related disputes and that Transform would not be required to satisfy any further 503(b)(9) obligations (other than cure costs) or accounts payable or severance reimbursement obligations under the APA.

The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Settlement Agreement, which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to risks relating to the Debtors’ ability to satisfy (or obtain waivers of) the conditions precedent to the Effective Date and the Debtors’ ability to pay the Administrative Expense Claims (as defined in the Plan) (as they may be reduced under section 1129(a)(9) of the

Bankruptcy Code) and therefore whether and/or when the Effective Date will occur; with respect to distributions under the Plan, (i) the Debtors’ ability to make such distributions (including the timing and amount of proceeds to be realized through the monetization of certain non-litigation assets and certain litigation assets, including preference actions, prepetition related party transaction claims against ESL and D&O insurance, and (ii) whether the actual amount of Allowed Claims (as defined in the Plan) varies from the Debtors’ feasibility analysis and, if so, whether the variation is material; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, risks associated with third-party motions in the Chapter 11 Cases; risks related to the trading of the Company’s common stock and warrants on the OTC Pink Market, particularly because the Plan states that the common stock and warrants will be cancelled on the Effective Date; risks relating to the Company’s ability to implement the Plan; as well as other risk factors set forth in the Plan. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Settlement Agreement

Exhibit Index

Exhibit No.	Exhibit

99.1	Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: January 31, 2020	By:	/s/ Mohsin Meghji
Mohsin Meghji
Chief Restructuring Officer